Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Hank Vanderkam, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Latin American Telecommunications Venture Company - LATVCO. on Form 10-QSB for the quarterly period ended September 30, 2002 fully complies within the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly represents in all material respects the financial condition and results of operations of Ecological Services, Inc.


                                        By: /s/ Hank Vanderkam
                                           ----------------------------
                                        Name: Hank Vanderkam
                                        Title: Chief Executive Officer


I, Hank Vanderkam, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Latin American Telecommunications Venture Company - LATVCO.on Form 10-QSB for the quarterly period ended September 30, 2002 fully complies within the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly represents in all material respects the financial condition and results of operations of Ecological Services, Inc.



                                          By: /s/ Hank Vanderkam
                                             --------------------------
                                          Name: Hank Vanderkam
                                          Title: Chief Executive Officer